UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Thunder Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

221 W 9th St #848

Wilmington, Delaware 19801

(Address of principal executive offices, including zip code)

(909) 214-2482

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIEV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2024, Thunder Power Holdings, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with certain shareholders (the “TW Company Shareholders”) of Electric Power Technology Limited, a Taiwan corporation (“TW Company”).

Pursuant to the Agreement, the TW Company Shareholders will exchange 26,079,550 ordinary shares of TW Company for 31,034,666 newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Exchange”). Upon completion of the Exchange, the Company will acquire approximately 30.8% of TW Company’s total issued and outstanding shares.

The closing of the Exchange is subject to customary conditions, including receipt of all necessary regulatory approvals and the approval of the Company’s shareholders. The Agreement contains customary representations, warranties and covenants by the parties. The closing must occur no later than October 31, 2025.

The Agreement may be terminated: (1) by mutual consent of the parties; (2) by either party upon material breach by the other party that remains uncured for 10 days after notice; (3) if the closing has not occurred within 90 days of signing (subject to extension for regulatory approvals); or (4) by either party if a court or regulatory authority permanently enjoins the transaction.

The TW Company Shareholders have agreed to indemnify the Company against losses arising from breaches of their representations, warranties and covenants, and from claims by former TW Company security holders relating to their securities.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s next periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Power Holdings, Inc.

Dated: December 26, 2024	By:	/s/ Pok Man Ho
	Name:	Pok Man Ho
	Title:	Interim Chief Financial Officer

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